The Company:

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's assets are primarily invested in securities with market capitalizations less than $50 million, radio broadcasting, oil & gas, and cash equivalents.

Shares of the Fund are bought and sold over-the-counter on NASDAQ's electronic bulletin board under the symbol "RWMC". The price of the stock is determined by both the net asset value of the Fund's portfolio and the dynamics of supply and demand. All, or nearly all, capital gains and dividend income is reinvested in the Fund.

Message to Shareholders:

Dear Shareholders:

For the six month period ended September 30, 2001, our Net Asset Value ("NAV") increased 2.91% from $4,230,209 or $1.754 per share to $4,353,025 or $1.789 per share.

On October 15, 2001 Redwood MicroCap Fund, Inc. shareholders voted to ratify the Funds application to deregister as an investment Company under the Investment Act of 1940 and to rescind its Investment Guidelines. This positive vote will allow the Company to pursue its business objective of becoming an oil and gas exploration company through TDP Energy, our majority-owned subsidiary. We are pleased that TDP continues to show strong operating results in the natural resources market.

On behalf of the Board of Directors, we appreciate your continued support and confidence.


John C. Power
President
Redwood MicroCap Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001
ASSETS

Investments in Securities:
Investments in securities of affiliated issuers
  (identified cost $2,772,202) (Notes 3 and 8)..........           $ 6,223,080
Advances to affiliates
  (identified cost of $1,488,000) (Notes 3 and 6)                      752,988
                                                                     ---------
Total...................................................             6,976,068
                                                                     ---------
Cash and equivalents....................................                 2,519

Other receivables.......................................                 5,954

Other assets............................................                11,412
                                                                     ---------
Total...................................................           $ 6,995,953
                                                                     ---------

LIABILITIES

Accounts payable and other liabilities .................                43,292
Advances payable to affiliate (Note 7)..................                10,971
Notes payable to affiliates (Note 8)....................             1,621,065
Deferred income tax liability (Note 5)..................               967,600
                                                                     ---------
Total...................................................             2,642,928
                                                                     ---------
Commitments and Contingencies (Notes 10 and 11)

Net Assets..............................................           $ 4,353,025
                                                                     =========
Net Asset Value Per Share...............................             $   1.789
                                                                       =======
ANALYSIS OF NET ASSETS

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,432,683 issued and outstanding (Note 9)...    $   2,433
Additional paid-in capital.......................................    2,005,714
                                                                    ----------
Net Capital paid in on shares of capital stock...................    2,008,147
                                                                    ----------
Net Accumulated Gain:
Net investment loss..............................................   (2,593,495)
Accumulated net realized gain....................................    3,442,106
Net unrealized appreciation of investments (Note 4)..............    1,496,267
                                                                    ----------
Net accumulated gain.............................................    2,344,878
                                                                    ----------
Net Assets.......................................................  $ 4,353,025
                                                                     =========



                   See notes to financial statements

SCHEDULE OF INVESTMENTS IN AFFILIATED ISSUERS AS OF SEPTEMBER 30, 2001(c)

SHARES                                                            VALUE (a)

                              COMMON STOCKS - 142.96%

Communications - 17.08%
         153     Alta California Broadcasting, Inc. (b)            $   743,615
                                                                     ---------
Oil & Gas - 125.86%
     187,500     Redwood Energy, Inc. - escrow (b)                       1,379
   956,000       Redwood Energy, Inc. - seed                           227,336
         575     TDP Energy Co. (b)                                  5,249,750
                                                                     ---------
                                                                     5,478,465
                                                                     ---------
Real Estate - .02%
        100      Napa Canyon, LLC (b)                                    1,000
     475,000     Wyoming  Resorts, LLC  (b)                                  0
                                                                     ---------
                                                                         1,000
                                                                     ---------
 TOTAL COMMON STOCKS                                               $ 6,223,080
                                                                     ---------

                            MISCELLANEOUS INVESTMENTS - 17.30%

PRINCIPAL         Advances to Affiliates - 17.30%

 $     3,000     Alta California Broadcasting, Inc.               $      3,000
   1,485,000     Wyoming Resorts, LLC                                  749,988
                                                                       -------
                                                                       752,988
                                                                       -------

Total Investments in Common Stock, and Miscellaneous
  Investments of Affiliated Issuers (cost $4,260,202)..            $ 6,976,068
                                                                     ---------

Total Investments In Securities of Affiliated
  Issuers (cost $4,260,202)............................ 160.26%      6,976,068
                                                        ------       ---------
Total Investments    .................................. 160.26%      6,976,068
Other Liabilities, Net of Assets....................... (60.26)%    (2,623,043)
                                                        ------       ---------
NET ASSETS           .................................. 100.00 %   $ 4,353,025
                                                        ======       =========

(a) See Note 1 and 2 to the financial statements. Securities are valued at their estimated fair values as determined by the Board of Directors in the absence of readily ascertainable market values.
(b) Restricted security, see Note 2 to the financial statements
(c) See Note 3 to the financial statements


                       See notes to financial statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

Investment Income:
Management fee income from affiliated companies..............        $ 120,000
Dividend income from affiliated companies....................          156,105
Interest income from nonaffiliated companies.................                3
                                                                      --------
Total........................................................          276,108
                                                                      --------
Expenses:
Salaries.....................................................           70,017
Interest expense.............................................           56,930
Accounting service and administration........................           21,000
Audit and accounting fees....................................           18,600
Insurance....................................................            8,773
Telephone and telefax........................................            8,579
Legal........................................................            8,443
Reports to shareholders......................................            4,633
Other........................................................            3,632
Office expense...............................................            3,432
Director's fee...............................................            2,000
Travel.......................................................            1,987
Transfer fees................................................            1,983
Custodian fees...............................................              517
                                                                       -------
Total........................................................          210,526
                                                                       -------
Net Investment Gain..........................................           65,582
                                                                       -------
Unrealized Appreciation on Investments:
Unrealized appreciation of investments.......................           72,833
                                                                       -------
Net Unrealized Appreciation on Investments...................           72,833
                                                                       -------
Net Increase in Net Assets From Operations Before Income
Tax Provision................................................          138,415

Income Tax Provision (Note 5)................................           52,600
                                                                       -------

Net Increase in Net Assets From Operations...................        $  85,815
                                                                       =======


                      See notes to financial statements

STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations.......................    $  85,815
Adjustments to reconcile net decrease in net assets to
  cash used in operations:
    Unrealized appreciation of investments.......................      (72,833)

Change in:
    Other receivables............................................       (5,954)
    Other assets.................................................       30,000
    Accounts payable and other liabilities.......................     (140,803)
    Deferred income tax payable..................................       22,600
                                                                       -------
  Net cash used in operating activities..........................      (81,175)
                                                                       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments......................................      (50,000)
    Advances to affiliates.......................................      (77,500)
    Repayments of advances to affiliates.........................       74,500
                                                                       -------
  Net cash used in investing activities..........................      (53,000)
                                                                       -------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds of borrowings ......................................      148,566
    Principal repayment of borrowing.............................      (17,500)
    Advances from officers and affiliates........................        2,570
                                                                       -------
  Net cash provided by financing activities......................      133,636
                                                                       -------
NET DECREASE IN CASH AND CASH EQUIVALENTS........................         (539)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD...................        3,058
                                                                       -------
CASH AND CASH EQUIVALENTS, END OF PERIOD.........................    $   2,519
                                                                       =======
 Supplemental Disclosure of Cash Flow Information:
    Cash paid during the period for interest ....................    $  15,728
                                                                       =======
Non-Cash Financing Activities:
    Dividend issued in exchange for forgiveness of payable.......    $ 156,105
                                                                       =======
    Common stock issued in exchange for forgiveness of payable...    $  37,001
                                                                       =======




                         See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED MARCH 31, 2000 MARCH 31, 2001 AND THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                    (Unaudited)
                             For the Six Months Ended
                                 September 30, 2001        2001         2000
From Operations:
Net investment gain(loss)..............    $ 65,582    $ (297,034)  $ ( 42,091)
Net realized gain(loss) from
 investment transactions...............          --       137,050      428,621
Net increase(decrease) unrealized in
 appreciation of investments...........      72,833     2,478,536     (797,178)
Income tax benefit (provision).........     (52,600)     (678,902)     167,000
                                            -------     ---------      -------
Net increase (decrease) in net assets
 from operations.......................      85,815     1,639,650     (243,648)
Distribution to shareholders (Note 9)...         --       609,735)          --
Capital share transactions..............     37,001            --           --
                                            -------     ---------     --------
Net increase(decrease) in net assets....    122,816     1,029,915     (243,648)
Net Assets-beginning of period..........  4,230,209     3,200,294    3,443,942
                                          ---------     ---------    ---------
Net Assets-end of period................$ 4,353,025   $ 4,230,209  $ 3,200,294
                                         ==========    ==========   ==========




                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative securities which are considered restricted securities or are traded in the over-the-counter market. The Funds investments are in the communications, oil and gas and hospitality industries. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the Electronic Bulletin Board or Pink Sheets are valued at the quoted bid as obtained from NASDAQ or at the quoted bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and advances to affiliates, are valued at their estimated fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directors.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Under SFAS No. 109, a current or deferred tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

All of the Fund's equity securities as of September 30, 2001 are non-income producing securities.

Statement of Cash Flows - the Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Funds financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those significant estimates.

2.  RESTRICTED SECURITIES AND THINLY TRADED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. The following schedule provides certain information with respect to restricted securities held by the Fund as of September 30, 2001. These securities comprised 138% of the Fund's net assets at such time:


                                            Date of First                 Fair
Description                                  Investment       Cost       Value

Alta California Broadcasting, Inc.  January 1, 1999      $ 743,615   $ 743,615
Napa Canyon, LLC                    September 7, 2001            0       1,000
Redwood Energy, Inc. - Escrow       June 29, 1994            1,379       1,379
TDP Energy Company                  December 22, 1993    1,301,621   5,249,750
Wyoming Resorts, LLC                May 28, 1997           475,000           0
                                                         ---------   ---------
Total                                                  $ 2,521,615 $ 5,995,744
                                                         =========   =========
The Fund has no right to require registration of the above restricted securities. As of September 30, 2001, the fair value of the Fund's investments in restricted securities comprised approximately 85.70% of the value of its total assets.

Valuations for the restricted securities as well as certain thinly traded securities and advances to affiliates, have been determined in good faith by the Fund's Board of Directors, in the absence of readily ascertainable market values. Such investments were valued at $6,976,068 as of September 30, 2001, representing 160% of net assets. Because of the inherent subjectivity of these values, it is reasonably possible that a material change in such valuations could occur in the near term.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of September 30, 2001, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:
                                                              Purchases During
                                                  Fair    the Six months Ended
Description                             Cost     Value     September 30, 2001
Common Stock:
Alta California Broadcasting, Inc. $ 743,615  $ 743,615
Napa Canyon, LLC                           0      1,000
Redwood Energy, Inc.                 251,966    228,715
TDP Energy Company                 1,301,621  5,249,750
Wyoming Resorts, LLC                 475,000          0               $ 50,000
                                   ---------  ---------
                                   2,772,202  6,223,080
                                   ---------  ---------
Advances to affiliates:
Alta California Broadcasting, Inc.     3,000      3,000                  3,000
Wyoming Resorts, LLC               1,485,000    749,988
                                   ---------  ---------
                                   1,488,000    752,988
                                   ---------  ---------
Total                            $ 4,260,202 $6,976,068
                                  ==========  =========

UNREALIZED GAINS AND LOSSES

At September 30, 2001 the net unrealized appreciation of investments of $1,496,267, which is net of applicable deferred income taxes of $1,119,600, was comprised of gross appreciation of $2,729,529 for those investments having an excess of value over cost and gross depreciation of $1,233,262 for those investments having an excess of cost over value.

5.  INCOME TAXES

The income tax provision for the six months ended September 30, 2001 consists of:

        Current provision                          $  30,000
        Deferred provision                            22,600
                                                    --------
        Total                                      $  52,600
                                                    ========
The following summary reconciles income taxes computed at the federal statutory rate with the income tax provision.

        Federal income tax expense
           computed at the statutory rate          $  45,700
        Net state income taxes                         6,900
                                                     -------
        Provision for income taxes                 $  52,600
                                                     =======
Deferred income taxes at September 30, 2001 consist of the following:

        Deferred tax asset - NOL carryforward         $  152,000
        Deferred tax liability - unrealized gains
        on investment                                 (1,119,600)
                                                      -----------
        Net deferred tax liability                    $  967,600
                                                      ==========

The NOL carryforward of approximately $600,000 expires in 2020.

6.  TRANSACTIONS WITH AFFILIATES

During 2002, the Fund made advances to affiliated companies. At September 30, 2001, the Fund had outstanding advances receivable from Wyoming Resorts, LLC of $1,485,000 which has been reduced by a valuation allowance of $735,012, and accordingly is reflected in the accompanying financial statements at $749,988. The advances bear interest at 8%, through March 31, 2003 and 10% thereafter. Principal and interest are due March 31, 2004.

At September 30, 2001, the Fund had outstanding advances receivable from Alta California Broadcasting, Inc. of $3,000. The advance is non-interest bearing and is due on demand.

7.  ADVANCES PAYABLE

The Fund has unsecured advances with various affiliates which are non-interest bearing and payable on demand.

8.  NOTES PAYABLE TO AFFILIATES

Notes payable consist of the following:

Notes payable in the amount of $1,230,000 to an officer of TDP Energy Company. The note bears interest at 6% per annum through March 31, 2006. Interest is payable semi-annually in shares of the Fund based on the fair market value of the Fund's shares at the time the interest payment is due. At September 30, 2001, common stock due for the semi-annual interest accrued on the note was 20,683 shares. No interest accrues on the note from April 1, 2006 though the notes maturity date is April 1, 2016. The principal amount outstanding on the note may be converted at anytime after March 31, 2002, at the option of the note holder, into fully paid and non-assessable shares of common stock of the Fund at $1.71 per share, subject to adjustments provided in the note agreement. The note is secured by capital stock of TDP Energy Company.

Notes payable in the amount of $381,065, to TDP Energy Company. The note bears interest at 12% and is payable on demand. Interest accrued on this note at September 30, 2001 was $3,601.

Notes payable in the amount of $10,000, to Redwood Energy, Ltd. The note bears interest at 12% and is payable on demand. Interest accrued on this note at September 30, 2001 was $600.

9.  DISTRIBUTION OF PALO VERDE

On March 31, 2000, the Fund's Board of Directors approved the distribution of the Fund's stock holdings in Palo Verde Group, Inc., a 100% owned affiliate of the Fund, to the shareholders of record as of the close of business March 31, 2000. The ex-dividend date was considered to be April 1, 2000. As approved by the board of director's the stock of Palo Verde was exchanged for shares of Guardian Technologies which were subsequently distributed to the Fund's shareholders of record as of March 31, 2000.

10.  COMMITMENTS AND CONTINGENCIES

As of September 30, 2001, the Fund has guaranteed a loan between Wyoming Resorts, LLC, an affiliate, and a bank. The loan has an outstanding principal balance of $953,249 at September 30, 2001.

In addition, the Fund has guaranteed a loan between Palo Verde Group, Inc., a former affiliate, and a bank. The loan has an outstanding balance of $99,755 at September 30, 2001.

In March 2000, the Fund guaranteed a loan between Capell Valley Vineyards LLC, an affiliate of Wyoming Resorts, LLC and therefore the Fund, and a bank. The amount outstanding at September 30, 2001 is $1,472,469.

The Fund has guaranteed a lease between Four Rivers Broadcasting , Inc., a former affiliate, and a equipment leasing company. The lease requires 36 monthly payments of $1,740.35 plus tax each month and began June 15, 2000.

11.  UNCERTAINTY

Pursuant to an examination of the Fund by the Securities and Exchange Commission
(SEC), the SEC issued a letter in September, 1999 to the Fund identifying various deficiencies and violations of rules and regulations. The Fund reviewed the asserted deficiencies and violations and filed its response with the SEC. The Fund's management does not believe that the outcome of these matters will have a material impact on the Funds financial condition or operations. However, the ultimate outcome of these matters is not determinable at this time.

The Securities and Exchange Commission ("SEC") has filed an administrative action against the Fund's President as a result of certain activity conducted by him in his personal accounts during 1994. At the present time, it is not known what impact or consequences this action or an unfavorable outcome to this action might have on the future operations or management of the Fund.



                      End of notes to financial statements

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                             (Unaudited)
                          For the Six Months
                          Ended September 30, --For the Years Ended March 31--

                                     2001      2001      2000     1999    1998

Per Share:(1)
Income from investments.........   $ .113    $ .005    $ .110   $ .037  $ .131
Expenses........................    (.086)    (.128)    (.127)   (.190)  (.145)
                                    -----     -----     -----    -----   -----
Net investment income (loss)....     .027     (.123)    (.017)   (.153)  (.014)
Net realized gain (loss) and
 net change in unrealized
 appreciation of investments....     .030     1.084     (.153)   (.191)   .306
(Provision) benefit for
 income taxes...................    (.022)    (.281)     .069     .136   (.081)
Stock dividend..................        -     (.253)        -        -       -
Purchase of treasury stock .....        -         -         -     .005   (.003)
                                    -----     -----     -----    -----   -----
Net increase (decrease) in net
 asset value....................     .035      .427     (.101)   (.203)   .208
Net asset value:
Beginning of period.............    1.754     1.327     1.428    1.631   1.423
                                    -----     -----     -----    -----   -----
End of period...................   $1.789    $1.754    $1.327   $1.428  $1.631
                                    =====    ======     =====    =====   =====
Total investment return (2).....    2.00%    51.24%    (7.07)% (12.75)% 14.13%

Ratios:
Expenses  to average net assets     4.81%     8.36%     8.57%   12.33%   9.54%
Expenses to income..............   76.25%  2801.54%   115.90%  511.63% 110.18%
Net investment income (loss) to
 average net assets.............    1.50%    (8.06)%   (1.18)%  (9.92)%  (.88)%
Portfolio turnover rate (3).....       0%    27.12%    15.91%   57.84%  88.88%

(1)  Selected data for a share of capital stock outstanding throughout the year.

(2) Based on the change in net asset value (exclusive of treasury stock transactions and distributions). The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the six months ended September 30, 2001, were $50,000 and $0, respectively.



                      See notes to financial statements

CORPORATE INFORMATION

Officers and Directors
John C. Power, President, Treasurer, and Director
R. Stanley Pittman, Secretary
Joseph O. Smith, Director
Peter L. Hirschburg, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
Computershare Investor Services.
12039 West Alameda Parkway Suite #Z-2
Lakewood, CO 80228

Independent Auditors
Stockman Kast Ryan &Company, LLP
102 North Cascade Avenue, Suite 450
Colorado Springs, CO 80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"

                          Redwood MicroCap Fund, Inc.


                           2002  SEMI-ANNUAL REPORT

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